Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


        We consent to the use by reference in this Registration Statement of Investors Capital Holdings, Ltd. and subsidiaries on Form S-8 of our report dated May 11, 2005, appearing by reference in such Registration Statement and to the reference to us under the heading "Experts" in such Registration Statement.



                                                     BROWN & BROWN, LLP


Boston, Massachusetts
June 8, 2006

                                       33